UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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American Community Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

(704) 225-8444

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 26, 2005

NOTICE is hereby given that the Annual Meeting of Shareholders of American Community Bancshares, Inc. (the “Company”) will be held as follows:

Place:	American Community Bank
2593 West Roosevelt Boulevard
Monroe, North Carolina

Date:	April 26, 2005

Time:	1:00 p.m.

The purposes of the meeting are:

1.	To elect five members of the Board of Directors for three-year terms and one member of the Board of Directors for a two-year term.

2.	To approve an amendment to the Company’s 2001 Incentive Stock Option Plan.

3.	To ratify the appointment of Dixon Hughes PLLC as the Company’s independent public accountants for 2005.

4.	To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors

/s/ Randy P. Helton
Randy P. Helton
President and Chief Executive Officer

March 25, 2005

(THIS PAGE INTENTIONALLY LEFT BLANK)

AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

(704) 225-8444

PROXY STATEMENT

Mailing Date: On or about March 25, 2005

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 26, 2005

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of American Community Bancshares, Inc. (the “Company”) for the 2005 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 1:00 p.m. on April 26, 2005, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Larry S. Helms, L. Steven Phillips, and Alison J. Smith. Shares represented by each appointment of proxy, which is properly executed and returned and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the nominees for director named in Proposal 1 below and FOR Proposals 2 and 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Dan R. Ellis, Jr., Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on February 22, 2005 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized and preferred stock, no par value, of which 1,000,000 shares are authorized. At December 31, 2004, there were 3,489,249 shares of common stock and no shares of preferred stock outstanding. There are approximately 2,500 holders of record of the Company’s common stock.

Voting Procedures; Quorum; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

A majority of the shares of the Company’s common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

Assuming a quorum is present, in the case of Proposal 1 below, the six directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must constitute a majority (over 50%) of the shares entitled to vote on such proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

In the case of Proposal 3 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker non-votes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies to establish a quorum or to provide additional information to shareholders. However, proxies voted against any of the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Ownership of Voting Securities

As of December 31, 2004, there were no shareholders known to management to own more than 5% of the Company’s common stock, except those listed below.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF CLASS
Marla Braun Coral Gables, FL	236,096	6.77

As of December 31, 2004 the beneficial ownership of the Company’s common stock, by directors and executive officers individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)
Robert G. Dinsmore, Jr. Charlotte, NC	8,286	*

Dan R. Ellis, Jr. Monroe, NC	26,236(4)	*

Frank L. Gentry Charlotte, NC	5,667	*

E. Michael Gudely Charlotte, NC	1,000	*

Thomas J. Hall Charlotte, NC	27,269	*

Larry S. Helms Monroe, NC	27,530(5)	*

Randy P. Helton Charlotte, NC	83,867(6)	2.36

Bill H. Mason Gaffney, SC	29,380	*

V. Stephen Moss Blacksburg, SC	65,745	1.85

Peter A. Pappas Charlotte, NC	3,342	*

L. Steven Phillips Charlotte, NC	45,707	1.30

Alison J. Smith Charlotte, NC	37,680	1.08

Douglas F. Sutherland Charlotte, NC	3,003	*

L. Carlton Tyson Monroe, NC	36,192(7)	1.03

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)
David D. Whitley Monroe, NC	22,118(8)	*

Gregory N. Wylie Monroe, NC	44,854	1.28

All Directors and Executive Officers as a Group (16 persons)	477,336	12.72

(1)	Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Dinsmore – 2,700 shares, Mr. Tyson – 2,640 shares and Mr. Whitley —2,244 shares.

(2)	Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Dinsmore – 2,666, Mr. Ellis – 23,100, Mr. Gentry – 2,667, Mr. Hall – 14,069, Mr. Helms – 14,210, Mr. Helton – 70,077, Mr. Mason – 12,025, Mr. Moss – 58,089, Mr. Pappas – 1,000; Mr. Phillips – 19,135, Ms. Smith – 1,333, Mr. Sutherland – 2,000, Mr. Tyson – 15,336, Mr. Whitley – 11,517, and Mr. Wylie – 16,885, and an aggregate of 264,109 options for the group. Also, included in the beneficial ownership tabulation are the following warrants to purchase shares of common stock of the Company: Mr. Dinsmore – 2,700, Mr. Phillips – 1,000 and Ms. Smith – 10,000.

(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) 3,489,249 shares of common stock outstanding as of December 31, 2004, and (ii) options and warrants exercisable within 60 days of December 31, 2004 for the individual and the group.

(4)	Includes 1316 shares owned by Mr. Ellis’ spouse.

(5)	Includes 120 shares owned by Mr. Helms’ spouse.

(6)	Includes 932 shares owned by Mr. Helton’s spouse.

(7)	Includes 2,376 shares held in trust by Mr. Tyson for his children, 10,560 shares held by Mr. Tyson’s company, and 5,280 shares held in a company profit sharing plan for his benefit.

(8)	Includes 4,759 shares owned by Mr. Whitley’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the best knowledge of the Company, all such ownership reports have been timely filed and the ownership status of the Company’s common stock by such individuals is current.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its board shall consist of between seven and twenty members. If there are more than nine members, the board shall be divided into three classes in as equal a number as possible. Such classes shall be elected to staggered three-year terms. The Board of Directors has set the number of directors of the Company at thirteen. The six directors listed below have been nominated to the Board for the terms indicated:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During Past Five Years
Three Year Terms

Thomas J. Hall (57)	Director	1998	President, Hall Group, Inc., Charlotte, NC (real estate holding company)

Larry S. Helms (59)	Director	1998	Owner, Larry S. Helms and Associates, Monroe, NC (insurance); Member, North Carolina Board of Transportation

Randy P. Helton (49)	Chairman, President & CEO	1998	Chairman of the Board, President and Chief Executive Officer of the Company; President and Chief Executive Officer of American Community Bank

Bill H. Mason (61)	Director	1996	Bill Mason Enterprises, Cherokee, Spartanburg and Union Counties, SC (owner/ operator of McDonalds Restaurants)

L. Steven Phillips (54)	Director	1998	Chief Executive Officer, Charlotte GreenCorp, Inc., Charlotte, NC (landscape consultant)

Two Year Term

V. Stephen Moss (55)	Director	1995	President and Chief Executive Officer of First National Bank of the Carolinas

(1)	If applicable, includes prior service as director of American Community Bank or FNB Bancshares, Inc. and First National Bank of the Carolinas which were acquired by the Company in 2004.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY FOR TERMS INDICATED.

Incumbent Directors

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past Five Years
Robert G. Dinsmore, Jr. (60)	2001	2006	Consultant International Tax, Mergers and Acquisitions; Retired partner KPMG, LLP

Frank L. Gentry (62)	2002	2007	Independent Consultant; former Executive Vice President of Corporate Strategy and Development, Bank of America, Charlotte, NC, 1973-2000

Peter A. Pappas (43)	2003	2006	President and Managing Partner, Pappas Properties, LLC, Charlotte, NC (real estate development)

Alison J. Smith (50)	2000	2007	President, Smith Capital, Inc., Charlotte, NC (financial advisory, investment banking)

L. Carlton Tyson (62)	1998	2006	President, Tyson Group, Monroe, NC (real estate development)

David D. Whitley (58)	1998	2007	President, Whitley Mortgage Associates, Inc., Monroe, NC (mortgage broker)

Gregory N. Wylie (50)	1998	2007	Retired; former Chief Executive Officer, Metro Marketing, Inc., Charlotte, NC (specialty food brokerage)

(1)	Includes prior service as a director of American Community Bank.

In addition to the above-indicated directors, the following individuals serve as directors of American Community Bank.

Name and Age	Director Since	Principal Occupation and Business Experience During Past Five Years
Carroll Edwards (67)	2002	Chief Executive Officer, Edwards Wood Products, Marshville, NC.

Philip Gilboy (50)	2003	President, PR Gilboy & Associates, Inc., Weddington, NC (NASD registered broker dealer)

David J. Guilford (56)	2003	President, DLG Associates, Inc., Charlotte, NC (executive search firm).

Zebulon Morris, Jr. (66)	1998	President, Morris Enterprises, Incorporated, Charlotte, NC (real estate holding company).

Director Relationships

No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) thereof, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held four meetings in 2004. Each director attended 75% or more of the aggregate board and committee meetings of which he or she was a member, with the exception of Peter A. Pappas, who missed two meetings of the Company’s Board of Directors due to previously scheduled business commitments.

It is the policy of the Company that directors attend each annual meeting and any special meetings of the Company’s shareholders. Eleven of the Company’s thirteen directors attended the 2004 annual meeting of shareholders.

The Company’s Board of Directors has several standing committees including a Strategic Planning/Compensation Committee, Nominating Committee, and Audit Committee.

Strategic Planning/Compensation Committee. The members of the Strategic Planning/Compensation Committee are Chairperson Frank L. Gentry, Robert G. Dinsmore, Jr., Thomas J. Hall, Larry S. Helms, Bill H. Mason, L. Steven Phillips, Alison Smith, David D. Whitley and Gregory N. Wylie. In addition, Randy P. Helton and V. Stephen Moss serve on the committees but have no input on matters relating to their own compensation. The Strategic Planning/Compensation Committee reviews and approves all salaries and benefits of personnel of the Company’s subsidiary banks. The Committee met four times in 2004. The committee’s report on executive compensation follows on page 14 of this Proxy Statement.

Nominating Committee. The Nominating Committee is a sub-committee of the Strategic Planning/Compensation Committee. The members of the Nominating Committee are Robert G. Dinsmore, Jr., Alison Smith and Gregory N. Wylie. The Committee met independently once in 2004. The duties of the Nominating Committee include: (i) assisting the Board, on an annual basis, by identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of shareholders; (ii) assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and recommending to the Board qualified individuals to fill any such vacancy; and (iii) recommending to the Board, on an annual basis, director nominees for each committee of the Board.

The Company’s common stock is listed on the Nasdaq SmallCap Market and the members of the Nominating Committee are “independent” as defined by Nasdaq listing standards. The bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Company’s common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the Annual Meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Company if elected. The bylaws of the Company require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company’s market area and have owned at least 1,000 shares of the Company’s common stock for a period of twelve (12) months preceding the date of the nomination. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. The Committee’s charter is available at http://www.americancommunitybank.com/pdfs/nom_committee_charter.pdf.

Report of the Audit Committee

The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s and its subsidiaries’ internal audit programs. The Audit Committee assesses the performance and independence of the Company’s independent accountants and recommends their appointment. The Audit Committee has in place pre-approval policies and procedures that involve an assessment of the performance and independence of the Company’s independent auditors, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

During the course of its examination of the Company’s audit process in 2004, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Hughes PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from and discussed with Dixon Hughes PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended. Based on the review and discussions above, the Audit Committee (i) recommended to the board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Hughes PLLC as auditors for 2005.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis. The Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The members of the Audit Committee are “independent” and “financially literate” as defined by the NASDAQ listing standards. The Board of Directors has determined that Robert G. Dinsmore, Jr., a member of the Audit Committee, meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

This report is submitted by the Audit Committee: Robert G. Dinsmore, Jr.; Chairman; Frank L. Gentry; Philip Gilboy (board member, American Community Bank); Bill H. Mason; L. Steven Phillips; and Gregory N. Wylie.

Director Compensation

Board Fees. During 2004, all directors received an annual retainer of $1,000, with the exception of the audit committee financial expert who received an annual retainer of $2,000. In addition, directors received $400 for each board meeting attended and $300 for each Committee meeting attended, with the exception of the Chairman of the Board who received $500 for each meeting chaired and Committee Chairpersons, who received $400 for each committee meeting chaired.

2002 Nonstatutory Stock Option Plan. At the 2002 Annual Meeting the shareholders of the Company approved the 2002 Nonstatutory Stock Option Plan (the “2002 Nonstatutory Option Plan”) pursuant to which options covering 25,000 shares of the Company’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary.

1999 Nonstatutory Stock Option Plan for Directors. At the 1999 Annual Meeting the shareholders of the Bank approved the 1999 Nonstatutory Stock Option Plan for Directors (the “1999 Nonstatutory Option Plan”) pursuant to which options covering 164,115 shares of the Bank’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary. In connection with the reorganization of the Bank into the holding company form which resulted in the creation of the Company, the Nonstatutory Option Plan was adopted by the Company and options under such plan are now options of the Company. On April 14, 1999, all options were granted under the 1999 Nonstatutory Option Plan at the exercise price of $11.00 per share which was the fair market value on the date of grant. The exercise price is currently $8.33 as a result of a 20% stock dividend in 1999 and a 10% stock dividend in 2002.

Executive Officers

Set forth below is certain information regarding the executive officers of the Company.

Name	Age	Position With Company	Business Experience
Randy P. Helton	49	Chairman, President and CEO	Chairman of the Board, President and CEO of the Company; President and CEO of American Community Bank.

V. Stephen Moss	55	President and Chief Executive Officer of First National Bank of the Carolinas	President and Chief Executive Officer of First National Bank of the Carolinas

Dan R. Ellis, Jr.	49	Senior Vice President, Chief Financial Officer and Corporate Secretary	Certified Public Accountant; Senior Vice President, Chief Financial Officer and Corporate Secretary

E. Michael Gudely	47	Senior Vice President and Chief Operating Officer of American Community Bank	Former Senior Vice President, Regional Executive for FNB Southeast Bank, Wilmington, NC

Douglas F. Sutherland	49	Senior Vice President and Chief Credit Officer of American Community Bank	Former Vice President and Financial Services Officer, RBC Centura, Charlotte, NC

Set forth below is certain information regarding American Community Bank’s market area executive officers.

Name	Age	Position With American Community Bank	Business Experience
W. R. “Randy” Adcock	48	Senior Vice President and Monroe City Executive	Mr. Adcock, a lifelong resident of Monroe, NC, has 26 years of banking experience in the Bank’s market.

Steven L. Barnes	49	Senior Vice President and Indian Trail City Executive	Mr. Barnes, a lifelong resident of Indian Trail, NC, has 22 years of banking experience in the Bank’s market.

Richard M. Cochrane	52	Senior Vice President and Matthews/Mint Hill City Executive	Mr. Cochrane, a lifelong resident of Mint Hill, NC, has 25 years of banking experience in the Bank’s market.

Jeff N. Coley	45	Senior Vice President and Marshville City Executive	Mr. Coley, a lifelong resident of Marshville, NC, has 24 years of banking experience in the Bank’s market.

G. Michael Gray	55	Senior Vice President and Mountain Island City Executive	Mr. Gray, a Mt. Island area resident, has 30 years of banking experience in the Bank’s market.

Ellie McIntire	48	Senior Vice President and Southpark City Executive	Ms. McIntire, a native of Charlotte, NC, has 25 years banking experience 15 of which have been in the Bank’s market.

Executive Compensation. American Community Bank has entered into an employment agreement with Randy P. Helton, President and Chief Executive Officer (dated April 15, 1998), to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of employment of five years. The term automatically renews for an additional year at the end of each year unless notice of termination is received prior to renewal. The employment agreement provides for an annual base salary to be reviewed by the Board of Directors not less often than annually. In addition, the employment agreement provides for discretionary bonuses, participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with the officer’s office or made available to all other employees. The employment agreement provides that the officer may be terminated for cause, as defined in the employment agreement, by the Bank, and otherwise be terminated by the Bank (subject to vested rights) or by the officer. The employment agreement provides that in the event of a “termination event” following a change in control of the Bank (i) the employee shall be able to terminate the agreement and receive 299% of his base amount of compensation and (ii) the term of the agreement shall be not less than 36 months from the employee’s notice of termination of the agreement. A “termination event” will occur if (i) the employee is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) the employee’s annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) the employee’s life insurance, medical or hospitalization insurance, disability insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to the employee as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) the employee is transferred to a location outside of Monroe, North Carolina without the employee’s express written consent. A change in control of the Bank will occur if (i) any individual or entity, directly or indirectly, acquires beneficial ownership of voting securities or acquires irrevocable proxies or any combination of voting securities and irrevocable proxies, representing 25% or more of any class of voting securities or the Bank, or acquires control in any manner of the election of a majority of the directors of the Bank; (ii) the Bank is consolidated or merged with or into another corporation, association or entity where the Bank is not the surviving corporation; or (iii) all or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

The following table shows the cash and certain other compensation paid to or received or deferred by certain executive officers of the Company for services in all capacities during 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation (1)
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options/SARs	All Other Compensation(2)
Randy P. Helton, Chairman of the Board, President and CEO of the Company and President and CEO of the Bank	2004 2003 2002	$245,000 235,000 215,000	$78,365 65,000 60,000	10,034 — —	$7,040 6,540 5,500

V. Stephen Moss, President and Chief Executive Officer of First National Bank of the Carolinas	2004 2003 2002	125,000 107,739 104,374	10,000 51,723 44,479	10,000 — —	3,866 6,679 7,784

Dan R. Ellis, Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company	2004 2003 2002	103,500 103,500 98,500	20,050 7,500 7,750	— — —	3,551 3,422 2,982

E. Michael Gudely, Senior Vice President and Chief Operating Officer of the Company	2004 2003 2002	110,000 100,000 —	24,925 — —	10,000 — —	475 475 —

Douglas F. Sutherland, Senior Vice President and Chief Credit Officer	2004 2003 2002	107,500 90,000 —	20,825 7,500 —	— 10,000 —	3,565 464 —

(1)	Perquisites and other personal benefits paid to the named executives did not exceed 10% of his total salary paid in 2004, 2003 or 2002.

(2)	Includes life insurance premiums and contributions to 401(k) Plan.

Stock Options

The following table sets forth information with regard to stock options granted to the named executive officers under the Company’s 2001 Incentive Stock Option Plan and 1999 Incentive Stock Option Plan during the fiscal year ended December 31, 2004.

OPTION GRANTS IN FISCAL YEAR 2004

(INDIVIDUAL GRANTS)

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Value(1)
Randy P. Helton	10,034	20.9%	$13.38	Apr. 27, 2014	-0-
V. Stephen Moss	10,000	20.8%	13.24	Apr. 16, 2014	-0-
E. Michael Gudely	10,000	20.8%	13.38	Apr. 27, 2014	-0-

(1)	Stock option exercise price equal to fair market value of underlying security on the date of grant.

The following table sets forth information regarding option exercises and option values as of the end of the fiscal year ended December 31, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2004	Value of Unexercised In- the-Money Options at December 31, 2004(1)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Randy P. Helton	-0-	-0-	70,077 /10,034	$578,135 /$32,109
V. Stephen Moss	-0-	-0-	58,089 /10,000	640,722 /33,400
Dan R. Ellis	-0-	-0-	23,100 /-0-	190,575 / -0-
E. Michael Gudely	-0-	-0-	-0-/10,000	-0- / 32,000
Douglas Sutherland	-0-	-0-	2,000 /8,000	9,360 / 37,440

(1)	The Company’s stock price on December 31, 2004 was $16.58 per share.

401(k) Savings Plan

In 1999, the Bank adopted a tax-qualified plan (the “Savings Plan”) which covers all current and full-time employees and any new full-time employees who have been employed for twelve months and who have attained the age of twenty-one. Under the Savings Plan, a participating employee may contribute up to 20% of his or her base salary (up to the maximum allowed by law) on a tax-deferred basis through salary reduction as permitted under the Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Bank is permitted to make contributions equal to 50% of the employees’ contributions up to a maximum of 3% of employee compensation. The employer contributions vest completely after six years of service. The Bank may make additional discretionary contributions that also vest completely after six years of service with the Bank. The value of a participant’s accounts under the Savings Plan becomes payable to him or her according to the vesting schedule upon retirement, total or permanent disability or termination of employment for any other reason, or becomes payable to a designated beneficiary upon a participant’s death. The Savings Plan also contains provisions for withdrawals in the event of certain hardships. A participant’s contributions, matching contributions and discretionary contributions of the Bank, and any income accrued on such contributions, are not subject to federal or state taxes until such time as the participant withdraws them.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is now, or formerly was, an officer or employee of either of the Company, the Bank or First National Bank of the Carolinas. Mr. Helton makes recommendations to the Committee regarding compensation of the executive officers. Mr. Helton participates in the deliberations, but not the decisions, of the Committee regarding compensation of executive officers other than himself. He does not participate in the Committee’s discussions or decisions regarding his own compensation.

Report of the Compensation Committee

The Compensation Committee meets on a regular basis to review the salaries and compensation programs required to attract and retain the Company’s executive officers. While the Committee makes recommendations to the Board of Directors regarding the compensation of the executive officers, the Board of Directors ultimately determines such compensation. The salary of each of the Company’s executive officers is determined based upon the executive officer’s experience, managerial effectiveness, contribution to the Company’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee also considers the compensation of the Company’s executive officers in light of compensation paid to executives of similarly situated bank holding companies, other businesses in the Company’s market area and appropriate state salary data. In establishing the compensation of Mr. Helton during the fiscal year ended December 31, 2004, the Committee considered Mr. Helton’s strong leadership, merger integration, corporate profitability, significant asset growth and the successful implementation of our corporate strategic plan with new branch offices in development. All executive officers of the Company, including Mr. Helton, are eligible to receive discretionary bonuses declared by the Board of Directors. The amount of such bonuses and incentive payments is based upon the Company’s budget and the attainment of corporate goals and objectives. Finally, the interests of the Company’s executive officers are aligned with that of its shareholders through the use of equity-based compensation, specifically the grant of stock options with exercise prices established at the fair market value of the Company’s common stock at the time of grant.

This report is submitted by the Compensation Committee: Frank L. Gentry-Chairman, Robert G. Dinsmore, Jr., Thomas J. Hall, Larry S. Helms, Bill H. Mason, L. Steven Phillips, Alison J. Smith, David D. Whitley and Gregory N. Wylie.

Performance Graph

The following graph compares (i) the yearly change in the cumulative total stockholder return on the Company’s common stock with (ii) the cumulative return of the Nasdaq Composite, and (iii) the Nasdaq Bank Stock Index. The graph assumes that the value of an investment in the Company’s common stock and in each index was $100 on December 31, 1999, and that all dividends were reinvested. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

American Community Bancshares, Inc. (ACBA)

Total Return Performance

Indebtedness of and Transactions with Management

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by either American Community Bank or First National Bank of the Carolinas to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the banks’ lending matters. To the best knowledge of the management of the Company and the banks’, Regulation O has been complied with in its entirety.

American Community Bank leases the premises of its main office from Carlton Tyson. The terms of the lease have been appraised by an independent third party to ensure that it is no less favorable to the Bank than would be available from an independent lessor. The Bank paid made lease payments totaling $259,473 during 2004.

PROPOSAL 2: APPROVAL OF AMENDMENT TO

AMERICAN COMMUNITY BANCSHARES, INC.

2001 INCENTIVE STOCK OPTION PLAN

On March 15, 2005, the Board approved an amendment to the Company’s 2001 Incentive Stock Option Plan, subject to shareholder approval, to increase the shares available under the Incentive Stock Option Plan. The amendment, which will aid the Company in attracting and retaining the personnel necessary for its continued growth, provides that an aggregate of 50,000 shares will be added to the 90,200 shares originally reserved for issuance by the Company upon exercise of stock options granted from time to time under the Incentive Stock Option Plan. Options granted under the Incentive Stock Option Plan are intended to qualify as “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code (the “Code”). Under the Code, options are afforded favorable tax treatment to recipients upon compliance with certain restrictions but do not result in tax deductions to the Company. The purpose of the Incentive Stock Option Plan is to increase the performance incentive for employees of the Company, to encourage the continued employment of current employees and to attract new employees by facilitating their purchase of a stock interest in the Company.

The Incentive Stock Option Plan is administered by the Compensation Committee of the Board. No member of the Board who is not also an officer of the Company or American Community Bank is eligible to receive options under the Incentive Stock Option Plan. Employees of the Company and American Community Bank are eligible to receive options under the Incentive Stock Option Plan at no cost to them other than the option exercise price. Any options granted under the Incentive Stock Option Plan are subject to a vesting schedule, whereby 20% of the options vest on each anniversary of the date of grant until all options are vested. Generally, the exercise price for options granted pursuant to the Incentive Stock Option Plan may not be less than 100% of the fair market value of the shares on the date of grant. No option will be exercisable more than ten years after the date that it is granted. In accordance with Internal Revenue Service regulations, in the case of an employee who owns more than 10% of the outstanding shares of common stock of the Company at the time the stock option is granted, the option price may not be less than 110% of the fair market value of the shares on the date of the grant, and the option shall not be exercisable more than five years from the date it is granted. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. In the event the optionee is discharged for cause or voluntary separation on the part of an optionee (but not separation due to retirement or disability) the options will immediately terminate. In the event of an optionee’s retirement, the options will continue to be exercisable for three months following retirement. In the event an optionee becomes disabled or dies, the options will continue to be exercisable for twelve months following the date of the disability or death. Common stock subject to options, which expire or terminate prior to the exercise of the options, shall lapse and such shares shall again be available for future grants under the Incentive Stock Option Plan.

The Company receives no monetary consideration at the time of granting the stock options. The consideration, if any, which the Company receives from the granting of such stock options is the further dedication of its employees in the performance of their responsibilities, duties, and functions on behalf of the Company. Upon exercise of options, the Company will receive payment of cash or stock from the optionee in exchange for shares issued.

Subject to alternative minimum tax rules under the Code, a recipient of a stock option under the Incentive Stock Option Plan will not be taxed upon either the grant of the option or on the date he or she exercises such option. Unless subject to the alternative minimum tax, a recipient will be taxed only upon the sale of the stock underlying the option and will be taxed on the difference between the option price and the sales price of the stock. The taxable amount will be treated as capital gain. If the incentive option requirements are satisfied, the Company will receive no corresponding deduction for any portion of the stock option.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2 APPROVING AN AMENDMENT TO THE COMPANY’S 2001 INCENTIVE STOCK OPTION PLAN.

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Dixon Hughes PLLC, Certified Public Accountants, as the Company’s independent public accountants for 2005. A representative of Dixon Hughes PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

The Company has paid Dixon Hughes PLLC fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes the Company engages Dixon Hughes PLLC to assist in other areas.

The following table sets forth the fees bills and expected to be filled to the Company by Dixon Hughes PLLC in various categories during 2004 and 2003.

Category	2004		2003
Audit Fees:	$106,000	(1)	$47,600	(1)
Audit-Related Fees:	7,350	(2)	14,600	(2)
Tax Fees	7,450	(3)	4,350	(3)
All Other Fees:	—	(4)	24,000	(4)

Total Fees Paid:	$120,800		$90,550

(1)	Audit fees include fees billed and expected to be billed to the Company by Dixon Hughes in connection with the annual audit of the Company’s financial statements, reviews of the Company’s interim financial statements, and review of and tax opinion and consents issued regarding the Company’s acquisition of FNB Bancshares, Inc. in 2004.

(2)	Audit related services include attest services to verify collateral for Federal Home Loan Bank advances, due diligence services provided regarding the Company’s acquisition of FNB Bancshares, Inc. and routine accounting consultations.

(3)	Tax fees include corporate tax compliance, as well as counsel and advisory services.

(4)	Additional fees billed to the Company by Dixon Hughes during the fiscal years ended December 31, 2003 consisted solely of allowable internal audit services. There were no other fees billed to the Company by Dixon Hughes during 2004.

All services rendered by Dixon Hughes during 2004 were subject to pre-approval by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF DIXON HUGHES PLLC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2005.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2006 ANNUAL MEETING

It is anticipated that the 2006 Annual Meeting will be held on a date during April 2006. Any proposal of a shareholder which is intended to be presented at the 2006 Annual Meeting must be received by the Company at its main office in Charlotte, North Carolina no later than November 26, 2005, in order that such Proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a Proposal for the 2006 Annual Meeting is not expected to be included in the proxy statement for that meeting, the Proposal must be received by the Company by February 15, 2006 for it to be timely received for consideration. The Company will use its discretionary authority for any Proposals received thereafter.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Robert G. Dinsmore, Jr., Chairman of the Audit Committee of the Board of Directors, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, North Carolina, 28211, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S 2004 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER’S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO DAN R. ELLIS, JR., CORPORATE SECRETARY, AMERICAN COMMUNITY BANCSHARES, INC., 4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NORTH CAROLINA, 28211.

Exhibit A

AMERICAN COMMUNITY BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The principal purpose of the Audit Committee (the Committee) is to assist the Board of Directors of American Community Bancshares, Inc. (together with its subsidiaries, the “Company”) in fulfilling its responsibility to oversee: (i) the integrity of the Company’s financial statements; (ii) the Company’s financial reporting process; (iii) the Company’s systems of internal accounting and financial controls; (iv) the performance of the Company’s internal audit function and independent auditors; (v) the independent auditors’ qualifications and independence; and (vi) the Company’s compliance with its policies about ethical conduct and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and each of the independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and to any advisers, including independent counsel, that the Committee chooses to engage.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Composition

The Committee shall be comprised of no fewer than three members of the Board. The members of the Committee shall be appointed by the Board on recommendation of the Nominating Committee. Committee members may be replaced by the Board.

The Committee’s members will meet the requirements of the applicable listing standards of the stock exchange or inter-dealer market on which the Company’s common stock is listed or qualified for quotation (“Listing Standards”). Accordingly, all members of the Committee shall be directors who:

•	Have no relationship with the Company’s management or with the Company that may interfere with the exercise of their independent judgment;

•	Do not receive any consulting, advisory or other compensatory fee from the Company, other than in the members’ capacities as members of the Board or any of its committees;

•	Are not “affiliated persons” (as defined by applicable law or regulation) of the Company, other than as a member of the Board; and

•	Are financially literate as required by applicable Listing Standards.

In the event that regulations of the Securities and Exchange Commission (“SEC”) impose more stringent requirements or are otherwise in conflict with the Listing Standards, such regulations shall be controlling under this Charter. In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be an “audit committee financial expert” (as that term is defined by the SEC) as determined by the Board.

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall periodically meet separately with each of the Company’s management, internal auditors, and independent auditors to discuss issues and concerns warranting Committee attention. The Committee may delegate authority to any subcommittees created by it and composed of one or more of its members or individuals when appropriate. Any such subcommittee or individual acting under authority delegated by the Committee shall report any actions taken to the Committee at its next scheduled meeting. The Committee shall report regularly to the Board.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Financial Statement and Disclosure Matters

•	The Committee shall review and discuss with management and the independent auditors the annual audited financial statements and disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K or 10-KSB, as applicable from time to time, and the Annual Report to Stockholders.

•	The Committee shall review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q or 10-QSB, as applicable from time to time, including the results of the independent auditors’ reviews of the quarterly financial statements.

•	The Committee shall periodically review with management and the independent auditors the quality, as well as acceptability, of the Company’s accounting policies, and discuss with the independent auditors (i) how the Company’s accounting policies compare with those of other companies in the industry in which the Company is a participant and (ii) all alternative treatments of financial information within GAAP that have been discussed by management and the independent auditors, the ramifications of use of such alternative disclosures and treatments, and the treatments preferred by the independent auditors.

•	The Committee shall periodically discuss with the independent auditors whether all material correcting adjustments identified by the independent auditors in accordance with GAAP and applicable SEC rules are reflected in the Company’s financial statements.

•	The Committee shall review with management and the independent auditors any material financial or other arrangements of the Company which are not reflected in the Company’s financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that typically would be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements.

•	The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s selection or application of accounting principles, (ii) any material issues as to the adequacy of the Company’s internal controls, (iii) the development, selection and disclosure of critical accounting policies, practices and estimates, and (iv) analyses of the effect of alternative accounting principles, assumptions, practices or estimates on the Company’s financial statements. Such discussions also shall address why any practices, estimates or policies have not been deemed critical.

•	The Committee shall review and discuss with management the Company’s public disclosures with respect to earnings, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or other participants in the securities markets.

•	The Committee shall discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as existing (or proposed) off-balance sheet structures on the Company’s financial statements.

•	The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of an audit of the Company’s annual financial statements and other similar matters. In particular, the Committee shall discuss:

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

•	The management letter provided by the independent auditors and the Company’s response to that letter.

•	The independent auditors’ report on observations and recommendations on internal controls, the schedule of material adjustments and reclassifications proposed by the independent auditors in connection with an audit (and any adjustments and reclassifications not recorded), the independent auditors’ engagement letter and the independent auditors’ independence letter.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	The Committee shall prepare to the extent required by regulation its report as required by SEC regulations to be included in the Company’s annual proxy statement.

Oversight of the Company’s Relationship with the Independent Auditors

•	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors in preparing or issuing any audit report or related work, including resolution of any disagreements between management and the independent auditors regarding financial reporting.

•	The Committee shall approve the engagement of the independent auditors and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•	On an annual basis, the Committee shall obtain from the independent auditors and review a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the independent auditors any disclosed relationships and their impact on the independent auditors’ independence, and take appropriate action regarding the independence of the independent auditors.

•	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The independent auditors’ internal quality control procedures;

•	Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address such issues; and

•	All relationships between the independent auditors and the Company.

•	The Committee shall evaluate the qualifications, performance and independence of the independent auditors, including considering whether the independent auditors’ quality controls are adequate and the provision of permissible non-audit services is compatible with maintaining the independent auditors’ independence, while taking into account the opinions of the Company’s management and internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditors.

•	The Committee shall recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditors of the Company.

•	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

•	The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company’s Code of Business Conduct and Ethics).

Oversight of the Company’s Internal Audit Function

•	The Committee shall review the appointment and replacement of the internal auditors.

•	The Committee shall review all significant reports to management prepared by the internal auditor and management’s responses.

•	The Committee shall discuss with the independent auditors the internal audit function, the internal auditors’ responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

•	The Committee shall periodically (and at least annually) discuss with management and the independent auditors the quality and adequacy of the Company’s internal controls and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or the Company’s ability to detect any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and discuss with the independent auditors how the Company’s financial systems and controls compare with industry practices.

•	The Committee shall review annually management’s most recent assessment of the effectiveness of the Company’s internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment.

Compliance Oversight Responsibilities

•	The Committee shall review and approve a Code of Business Conduct and Ethics for senior financial and executive officers of the Company in accordance with applicable SEC regulations and such Code shall also be applicable to such other employees and agents of the Company as the Committee determines.

•	The Committee shall obtain reports from the Company’s management, internal auditors and independent auditors that the Company and its affiliates are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. The Committee shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	The Committee shall review reports and disclosures of insider and affiliated party transactions.

•	The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company and its subsidiary of concerns regarding questionable accounting or auditing matters.

•	The Committee shall discuss with the Company’s general and other counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	The Committee shall evaluate of its performance at least annually to determine whether it is functioning effectively.

REVOCABLE PROXY

AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

APPOINTMENT OF PROXY

SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Larry S. Helms, L. Steven Phillips, and Alison J. Smith (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of American Community Bancshares, Inc. (the “Company”) held of record by the undersigned on February 22, 2005, at the Annual Meeting of Shareholders of the Company to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 1:00 p.m. on April 26, 2005, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1.	ELECTION OF DIRECTORS: Proposal to elect five directors of the Company for three-year terms and one director for a two-year term or until their successors are duly elected and qualified.

☐	FOR all nominees listed below (except as indicated otherwise below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

Three-Year Terms

Thomas J. Hall

Larry S. Helms

Randy P. Helton

Bill H. Mason

L. Steven Phillips

Two-Year Term

V. Stephen Moss

Instruction: To withhold authority to vote for one or more nominees, write that nominee’s name on the line below.

____________________________________________________________________________________________________

2.	APPROVAL OF AMENDMENT TO 2001 INCENTIVE STOCK OPTION PLAN: Proposal to approve an amendment to the Company’s 2001 Incentive Stock Option Plan increasing the number of options available for grant under the plan by 50,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as the Company’s independent accountants for 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY AND RETURN IN THE BUSINESS REPLY ENVELOPE PROVIDED.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSALS 2 AND 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Date:	, 2005

(SEAL)
(Signature)

(SEAL)
(Signature, if shares held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD

IN THE ENCLOSED BUSINESS REPLY ENVELOPE

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